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                                                                  EXHIBIT 23.01

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statements on Form S-8(Nos. 2-293335, 33-2885, 33-10593, 33-20855, 33-67304,
and 33-97988) of Silicon Valley Research, Inc. of our report dated May 14, 1996 appearing on page 15 of this Form 10-K.

PRICE WATERHOUSE LLP

San Jose, California
June 20, 1996